Supplement dated September 9, 2021
to the Prospectus and Summary Prospectus, as supplemented and/or amended, of the following Fund:
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Columbia Dividend Income Fund (the Fund)	10/1/2020
Effective September 13, 2021 (the Effective Date), the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Scott Davis	Senior Portfolio Manager	Lead Portfolio Manager	2001
Michael Barclay, CFA	Senior Portfolio Manager	Portfolio Manager	2011
Tara Gately, CFA	Senior Portfolio Manager	Portfolio Manager	September 2021
The rest of the section remains the same.
On the Effective Date, the information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Scott Davis	Senior Portfolio Manager	Lead Portfolio Manager	2001
Michael Barclay, CFA	Senior Portfolio Manager	Portfolio Manager	2011
Tara Gately, CFA	Senior Portfolio Manager	Portfolio Manager	September 2021
Mr. Davis joined one of the Columbia Management legacy firms or acquired business lines in 1985. Mr. Davis began his investment career in 1980 and earned a B.A. from American International College and an M.A. from the University of Connecticut.
Mr. Barclay joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Barclay began his investment career in 1991 and earned a B.A. and an M.P.A. from Cornell University.
Ms. Gately joined the Investment Manager in 2018. Prior to joining the Investment Manager, Ms. Gately was an equity research analyst at Loomis, Sayles & Company, L.P. (Loomis Sayles), where she co-managed the Research Fund and covered the Healthcare Services, Medical Devices, and Utilities industries. Prior to Loomis Sayles, she worked in Investment Banking at Smith Barney. Ms. Gately began her investment career in 1998 and earned a B.A. in Economics from Harvard College and an M.B.A. from the Wharton School of Business.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP139_05_004_(09/21)